ZALICO VARIABLE SEPARATE ACCOUNT - 2 (First Foundation Product)

OF ZURICH AMERICAN LIFE INSURANCE COMPANY

FINANCIAL STATEMENTS

December 31, 2024

ZALICO Variable Separate Account – 2 (First Foundation Product)

of Zurich American Life Insurance Company

Report of Independent Registered Public Accounting Firm

The Board of Directors of Zurich American Life Insurance Company and

Policy Owners of ZALICO Variable Separate Account – 2 (First Foundation Product) of Zurich American Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets, liabilities and policy owners’ equity of each of the subaccounts listed in the Appendix that comprise ZALICO Variable Separate Account – 2 (First Foundation Product) of Zurich American Life Insurance Company (the Separate Account), as of December 31, 2024, the related statement of operations and the statements of changes in policy owners’ equity for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its policy owners’ equity for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s Auditor since 2021.

April 25, 2025

Appendix

Subaccounts comprising ZALICO Variable Separate Account – 2 (First Foundation Product) of Zurich American Life Insurance Company

Subaccounts	Statement of Operations	Statements of Changes in Policy Owners’ Equity
Fidelity VIP Contrafund Fidelity VIP Government Money Market Fidelity VIP Index 500 Fidelity VIP Overseas	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024.
Morgan Stanley UIF U.S. Real Estate	For the period ended November 20, 2024	For the year ended December 31, 2023 and for the period ended November 20, 2024

ZALICO Variable Separate Account - 2 (First Foundation Product)

of Zurich American Life Insurance Company

Statement of Assets, Liabilities and Policy Owners’ Equity

December 31, 2024

	$		$		$		$		$
	Fidelity Management & Research Company								Morgan Stanley Investment Management, Inc.
	Fidelity VIP Contrafund		Fidelity VIP Government Money Market		Fidelity VIP Index 500		Fidelity VIP Overseas		Morgan Stanley UIF U.S. Real Estate
ASSETS
Investments in underlying subaccounts at fair value		$16,588		$57,792		$114,218		$3,275	$—
Dividends and other receivables		—		—		—		—	—

Total assets		16,588		57,792		114,218		3,275	—

LIABILITIES AND POLICY OWNERS’ EQUITY
Liabilities - other payables		2		790		2,034		—	—

Policy owners’ equity		$16,586		$57,002		$112,184		$3,275	$—

Units Outstanding		904		4,722		3,698		332	—

Shares Owned in Each Portfolio		286		57,792		201		129	—

Fair Value per Share		$58.00		$1.00		$568.25		$25.39	$—

See accompanying notes to financial statements.

ZALICO Variable Separate Account - 2 (First Foundation Product)

of Zurich American Life Insurance Company

Statement of Operations

For the year ended December 31, 2024

	$	$	$	$	$
	Fidelity Management & Research Company				Morgan Stanley Investment Management, Inc.
	Fidelity VIP Contrafund	Fidelity VIP Government Money Market	Fidelity VIP Index 500	Fidelity VIP Overseas	Morgan Stanley UIF U.S. Real Estate
	1/1/2024 to 12/31/2024	1/1/2024 to 12/31/2024	1/1/2024 to 12/31/2024	1/1/2024 to 12/31/2024	1/1/2024 to 11/20/2024
REVENUE
Dividend income	$31	$2,340	$1,316	$56	$13

EXPENSES
Administration, mortality and expense risk charges	67	172	323	8	4
Other charges	72	212	472	11	3

Total expenses	139	384	795	19	7

Net investment income (loss)	(108)	1,956	521	37	6

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on redemption of investments	2,791	—	17,931	595	222
Capital gain distributions	1,955	—	67	161	—

Net realized gain on investments	4,746	—	17,998	756	222
Change in unrealized appreciation (depreciation) on investments	(194)	—	4,116	(782)	(178)

Net realized and unrealized gain (loss) on investments	4,552	—	22,114	(26)	44

Net increase in policy owners’ equity resulting from operations	$4,444	$1,956	$22,635	$11	$50

See accompanying notes to financial statements.

ZALICO Variable Separate Account - 2 (First Foundation Product)

of Zurich American Life Insurance Company

Statement of Changes in Policy Owners’ Equity

For the year ended December 31, 2024

	$	$	$	$	$
	Fidelity Management & Research Company				Morgan Stanley Investment Management, Inc.
	Fidelity VIP Contrafund	Fidelity VIP Government Money Market	Fidelity VIP Index 500	Fidelity VIP Overseas	Morgan Stanley UIF U.S. Real Estate
	1/1/2024 to 12/31/2024	1/1/2024 to 12/31/2024	1/1/2024 to 12/31/2024	1/1/2024 to 12/31/2024	1/1/2024 to 11/20/2024
OPERATIONS
Net investment income (loss)	$(108)	$1,956	$521	$37	$6
Net realized gain on investments	4,746	—	17,998	756	222
Change in unrealized appreciation (depreciation) on investments	(194)	—	4,116	(782)	(178)

Net increase in policy owners’ equity resulting from operations	4,444	1,956	22,635	11	50

POLICY OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	6,111	16,550	102,441	—	1,425
Cost of insurance charges	(9,128)	(31,816)	(37,546)	(234)	(1,758)
Other policy owners’ equity charges	(62)	(198)	(149)	(7)	(4)
Net transfers (to) from affiliate subaccounts	(39)	48,474	(48,673)	1,220	(1,159)

Net increase (decrease) in policy owners’ equity from policy owners’ equity transactions	(3,118)	33,010	16,073	979	(1,496)

Total increase (decrease) in policy owners’ equity	1,326	34,966	38,708	990	(1,446)
POLICY OWNERS’ EQUITY
Beginning of period	15,260	22,036	73,476	2,285	1,446

End of period	$16,586	$57,002	$112,184	$3,275	$—

See accompanying notes to financial statements.

ZALICO Variable Separate Account - 2 (First Foundation Product)

of Zurich American Life Insurance Company

Statement of Changes in Policy Owners’ Equity

For the year ended December 31, 2023

	$	$	$	$	$
	Fidelity Management & Research Company				Morgan Stanley Investment Management, Inc.
	Fidelity VIP Contrafund	Fidelity VIP Government Money Market	Fidelity VIP Index 500	Fidelity VIP Overseas	Morgan Stanley UIF U.S. Real Estate
	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023
OPERATIONS
Net investment income (loss)	$(46)	$867	$492	$6	$5
Net realized gain (loss) on investments	(383)	—	6,599	35	16
Change in unrealized appreciation on investments	4,392	—	11,763	340	247

Net increase in policy owners’ equity resulting from operations	3,963	867	18,854	381	268

POLICY OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	5,339	27,519	5,072	—	1,384
Cost of insurance charges	(7,447)	(30,671)	(39,359)	(60)	(1,877)
Other policy owners’ equity charges	(66)	(232)	(169)	(7)	(5)
Net transfers to affiliate subaccounts	(60)	(26)	(498)	(1)	(9)

Net decrease in policy owners’ equity from policy owners’ equity transactions	(2,234)	(3,410)	(34,954)	(68)	(507)

Total increase (decrease) in policy owners’ equity	1,729	(2,543)	(16,100)	313	(239)
POLICY OWNERS’ EQUITY
Beginning of period	13,531	24,579	89,576	1,972	1,685

End of period	$15,260	$22,036	$73,476	$2,285	$1,446

See accompanying notes to financial statements.

ZALICO Variable Separate Account - 2 (First Foundation Product)

of Zurich American Life Insurance Company

Notes to Financial Statements

(1) Organization

ZALICO Variable Separate Account – 2 (First Foundation Product) (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Zurich American Life Insurance Company (“ZALICO” or the “Company”). ZALICO is a stock life insurance company founded in 1947. The Company is incorporated under the insurance laws of the State of Illinois and is licensed in the District of Columbia and all states, with the exception of New York.

The Company is a wholly owned subsidiary of Zurich Holding Company of America, Inc. (“ZHCA”), a Delaware Corporation, which in turn is a wholly owned indirect subsidiary of its ultimate parent company Zurich Insurance Group Ltd. (“ZIG”), of Zurich, Switzerland.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from ZALICO’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life insurance policies is not chargeable with liabilities arising out of any other business ZALICO may conduct.

The Separate Account is used to fund First Foundation flexible premium variable life insurance policies (the “Policy”). Premiums from the policies are allocated in accordance with policy owner instructions to seven available subaccount options. Each available subaccount invests exclusively in the shares of a corresponding portfolio in the Fidelity Variable Insurance Products Fund (“VIP”), the Fidelity Variable Insurance Products Fund II (“VIP II”), the Franklin Templeton Variable Insurance Products Trust (“FTVIPT”), the Goldman Sachs Variable Insurance Trust (“GSVIT”), and the Morgan Stanley Universal Institutional Funds, Inc. (“UIF”), which are open-end diversified management investment companies. Policy owners may also allocate some or all of gross premiums or transfer some or all of the policy value to the Guaranteed Account, which is part of ZALICO’s General Account. The assets of ZALICO’s general account support its insurance and annuity operations and are subject to ZALICO’s general liabilities from its business operations. The Separate Account follows the accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 “Financial Services - Investment Companies.”

As of December 31, 2024 and 2023, assets were invested in five of the seven subaccounts as follows:

Fidelity VIP Contrafund	Franklin Templeton VIP Trust Global Bond Securities (a)

Fidelity VIP Government Money Market	Goldman Sachs VIT International Equity Insights (a)

Fidelity VIP Index 500	Morgan Stanley UIF U.S. Real Estate (b)

Fidelity VIP Overseas

(a) Subaccount available for investment, however, there was no activity in 2024 or 2023.

(b) Subaccount liquidated as of November 20, 2024.

ZALICO Variable Separate Account - 2 (First Foundation Product)

of Zurich American Life Insurance Company

Notes to Financial Statements

(2) Significant Accounting Policies

New Accounting Pronouncements

As of December 31, 2024, the Separate Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - “Improvements to Reportable Segment Disclosures” (“ASU 2023-07”). Adoption of the new standard impacts financial statement disclosures only and does not affect financial position or the results of operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President of the variable annuity business. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and, as a whole, the subaccount’s long-term strategic asset allocation is predetermined based on a defined investment strategy. The increase in net assets resulting from operations, which is used by the CODM to assess the segment’s performance, is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Assets, Liabilities and Policy Owners’ Equity as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

Investments

Investments are made in the various portfolios in accordance with selections made by the policy owners. The Separate Account’s assets are the property of ZALICO for the benefit of policy owners and are segregated from ZALICO’s other assets. Such investments are made at the net asset value per share, reported by the respective portfolios.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded as income on the ex-dividend date and is reinvested in additional shares of the portfolio.

Realized gains and losses from sales of investment shares are reported on a specific identification cost basis. Capital gain distributions are included in realized gains (losses) on investments.

Accumulation unit valuation

On each day the New York Stock Exchange (the “Exchange”) is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (CST) or the close of the Exchange by dividing the total value of each subaccount’s investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

Federal income taxes

The results of the operations of the Separate Account are included in the federal income tax return of ZALICO. Under the provisions of the policies, ZALICO has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2024 or December 31, 2023. Management will periodically review the policy in the event of changes in tax law. Accordingly, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Net transfers (to) from affiliate or subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the policy owners’ interest to or from another eligible subaccount or to the general account of ZALICO.

ZALICO Variable Separate Account - 2 (First Foundation Product)

of Zurich American Life Insurance Company

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities, as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements.

Risks and uncertainties

The Separate Account provides for various subaccount investment options in any combination of the available open-end management investment companies, each of which bears exposure to the market, credit, and liquidity risks of the underlying portfolio in which it invests. Generally, all investments are exposed to various risks, such as interest rate, market and credit risks. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the Statement of Assets, Liabilities and Policy Owners’ Equity and the amounts reported in the Statement of Changes in Policy Owners’ Equity.

Accordingly, these financial statements should be read in conjunction with the financial statements of the underlying open-end management investment companies identified in Note 1.

Fair value measurements

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in the Financial Accounting Standards Board’s (“FASB”) guidance referenced in the Fair Value Measurements and Disclosure Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy, as outlined under the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. As there are no level 2 or level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of level 3 assets is not required. In addition, no other financial assets or assets valued on a non-recurring basis are recorded in the Separate Account.

Financial assets and liabilities recorded at fair value on the Statement of Assets, Liabilities and Policy Owners’ Equity are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a.	Quoted prices for similar assets or liabilities in active markets.

b.	Quoted prices for identical or similar assets or liabilities in non-active markets.

c.	Inputs other than quoted market prices that are observable.

d.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

ZALICO Variable Separate Account - 2 (First Foundation Product)

of Zurich American Life Insurance Company

Notes to Financial Statements

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosure Topic reflect market participation assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-end management investment companies. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the investment companies. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

(3) Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2024 were as follows:

	Purchases	Sales
Fidelity Management & Research Company

Fidelity VIP Contrafund	$8,097	$9,369

Fidelity VIP Government Money Market	68,973	33,998

Fidelity VIP Index 500	103,822	87,167

Fidelity VIP Overseas	3,815	2,638

Morgan Stanley Investment Management, Inc.

Morgan Stanley UIF U.S. Real Estate	1,438	2,927

ZALICO Variable Separate Account - 2 (First Foundation Product)

of Zurich American Life Insurance Company

Notes to Financial Statements

(4) Expenses and Related Party Transactions

ZALICO provides a death benefit payment upon the death of the policy owner under the terms of the death benefit option selected by the policy owner as further described in the policy. ZALICO assesses a monthly charge to the subaccounts for the cost of providing this insurance protection to the policy owner. Through redemption of units, these cost of insurance charges vary with the age, sex and rate class of the policy owner, and are charged to their respective subaccounts in proportion to their total Separate Account value. The guaranteed maximum cost of insurance fees are based on a net amount at risk basis using the rates published in the 1980 Commissioner’s Standard Ordinary Smoker and Non Smoker Mortality Tables, published by the National Association of Insurance Commissioners. ZALICO assesses a daily asset charge to the subaccounts for mortality and expense risk (“M&E”) assumed by ZALICO at an effective annual rate ranging from 0.30% - 0.90%, through a reduction in unit value, of the average net assets of the subaccounts.

Additionally, ZALICO deducts a monthly administrative charge and an account maintenance charge through a redemption of units. The monthly administrative charge is deducted from the cash value on each monthly processing date in the amount of $20 per month during the first policy year and the first 12 months following an increase in specified amount, and $5 per month at all other times. ZALICO deducts the account maintenance charge from each subaccount as a daily asset charge. The effective annual rate for this charge is 0.45% and is assessed through a reduction in unit value.

A state and local premium tax charge is deducted from the premium by ZALICO before the investment of a policy owner’s funds into the Separate Account. This charge will range up to 3.5% and is assessed to reimburse ZALICO for the payment of state premium taxes. ZALICO expects to pay an average state premium tax rate of approximately 2.18%, but the actual premium tax attributable to a policy may be more or less. Under Section 848 of the Internal Revenue Code (“Code”), the receipt of premium income by a life insurance company requires the deferral of a portion of the acquisition cost over a maximum of a 180 month period. The effect of Section 848 for ZALICO is an acceleration of income recognition over a deferral of the associated deductions for tax purposes; this is referred to as deferred acquisition cost (“DAC”). As compensation for this accelerated liability, a DAC tax charge of 1.00% of each premium dollar is generally deducted from the premium by ZALICO before the investment of policy owner’s funds into the Separate Account.

Policy loans are also provided for under the terms of the policy. The minimum amount of the loan is $500 and is limited to 90% of the cash value less existing policy loans. Interest is assessed against the loan under the terms of the policy. Policy loans are carried in ZALICO’s general account. Proceeds payable on the surrender of a policy are reduced by the amount of policy loans that may be outstanding through a reduction in units.

Pursuant to its administrative services agreements with ZALICO, Benefit Finance Partners, LLC, an affiliated company, provides certain services to ZALICO in connection with policy management, certificate management and account management.

ZALICO Variable Separate Account - 2 (First Foundation Product)

of Zurich American Life Insurance Company

Notes to Financial Statements

(5) Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2024 and 2023 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity Management & Research Company

Fidelity VIP Contrafund

2024	435	521	(86)

2023	430	561	(131)

Fidelity VIP Government Money Market

2024	5,750	2,977	2,773

2023	2,520	2,840	(320)

Fidelity VIP Index 500

2024	3,917	3,174	743

2023	326	1,770	(1,444)

Fidelity VIP Overseas

2024	351	240	111

2023	3	7	(4)

Morgan Stanley Investment Management, Inc.

Morgan Stanley UIF U.S. Real Estate

2024	143	296	(153)

2023	170	215	(45)

(6) Unit Values and Financial Highlights

ZALICO sells a number of variable life products, as discussed in Note 1, which are funded by the Separate Account. This Policy has a range of fees that are charged against the policy holder’s account based on specific features of each policy. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The following tables were developed by determining which fee structures offered by ZALICO and funded by the Separate Account have the highest and lowest expense ratios in effect during the applicable periods. The summaries may not reflect the minimum or maximum policy charges offered by ZALICO as policy holders may not have selected all available and applicable policy options.

A summary of units outstanding, unit fair value and net assets for variable life insurance policies, investment income and expense ratios, excluding expenses of the underlying funds, and total return for each of the five years in the period ended December 31, 2024, follow below.

ZALICO Variable Separate Account - 2 (First Foundation Product)

of Zurich American Life Insurance Company

Notes to Financial Statements

	At December 31,				For the year ended December 31,

	Units	Unit Fair Value		Net Assets (1)	Investment Income Ratio (2)	Expense Ratio (3)		Total Returns (4)
	(000s)	Lowest	Highest	(000s)		Lowest	Highest	Lowest	Highest
Fidelity Management & Research Company

Fidelity VIP Contrafund

2024	1	$ 17.34	$ 18.71	$ 17	0.19%	0.75%	1.10%	17.83%	18.25%

2023	1	$ 14.71	$ 15.82	15	0.49%	0.75%	1.10%	26.98%	27.42%

2022	1	$ 11.59	$ 12.42	14	0.40%	0.75%	1.10%	(31.07)%	(30.82)%

2021	1	$ 16.81	$ 17.95	12	0.08%	0.75%	1.10%	11.60%	11.99%

2020	1	$ 15.06	$ 16.03	12	0.24%	0.75%	1.10%	28.17%	28.62%

Fidelity VIP Government Money Market

2024	5	$ 11.23	$ 12.18	57	5.92%	0.75%	1.10%	3.94%	4.31%

2023	2	$ 10.81	$ 11.67	22	4.56%	0.75%	1.10%	3.75%	4.11%

2022	2	$ 10.42	$ 11.21	25	1.11%	0.75%	1.10%	0.33%	0.68%

2021	4	$ 10.38	$ 11.14	40	0.01%	0.75%	1.10%	(1.08)%	(0.74)%

2020	3	$ 10.50	$ 11.22	36	N/A	0.75%	1.10%	(0.78)%	(0.43)%

Fidelity VIP Index 500

2024	4	$ 28.59	$ 30.64	112	1.42%	0.75%	1.10%	21.97%	22.40%

2023	3	$ 23.44	$ 25.03	73	1.38%	0.75%	1.10%	21.87%	22.30%

2022	4	$ 19.24	$ 20.47	90	1.78%	0.75%	1.10%	(20.84)%	(20.56)%

2021	2	$ 24.30	$ 25.76	54	1.26%	0.75%	1.10%	24.64%	25.08%

2020	3	$ 19.50	$ 20.60	52	1.59%	0.75%	1.10%	14.72%	15.13%

Fidelity VIP Overseas

2024	—	$ 9.32	$ 10.12	3	2.01%	0.75%	0.75%	(6.78)%	(2.10)%

2023	—	$ 10.34	$ 10.34	2	1.06%	0.75%	0.75%	18.10%	18.10%

2022	—	$ 8.76	$ 8.76	2	0.96%	0.75%	0.75%	(26.44)%	(26.44)%

2021	—	$ 11.90	$ 11.90	2	0.54%	0.75%	0.75%	9.58%	9.58%

2020	—	$ 10.86	$ 10.86	2	0.41%	0.75%	0.75%	13.80%	13.80%

Morgan Stanley Investment Management, Inc.

Morgan Stanley UIF U.S. Real Estate

2024	—	$ 10.32	$ 10.32	—	1.83%	1.10%	1.10%	10.33%	10.33%

2023	—	$ 9.45	$ 9.45	1	1.14%	1.10%	1.10%	11.05%	11.05%

2022	—	$ 8.51	$ 8.51	2	1.58%	1.10%	1.10%	(45.30)%	(45.30)%

2021	—	$ 15.44	$ 15.44	1	5.76%	1.10%	1.10%	35.51%	35.51%

2020	—	$ 11.39	$ 11.39	1	4.58%	1.10%	1.10%	(22.75)%	(22.75)%

ZALICO Variable Separate Account - 2 (First Foundation Product)

of Zurich American Life Insurance Company

Notes to Financial Statements

Notes:

(1) Net Assets equals Policy Owners’ Equity.

(2) This ratio represents dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes expense charges that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. N/A is noted if the fund did not pay any dividends.

(3) This ratio represents the annualized policy expenses of the Separate Account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense risk charges. Charges that require redemption of policy owner units are excluded.

(4) Total return is calculated using the beginning and ending unit value (before rounding for this presentation), which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(7) Subsequent Events

The Separate Account has evaluated the effects of events subsequent to December 31, 2024 and through April 25, 2025. All accounting and disclosure requirements related to subsequent events are included in the financial statements.